UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 29, 2003

I-FLOW CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18338	33-0121984

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20202 Windrow Drive
Lake Forest, CA 92630

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (949) 206-2700

Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 12. Results of Operations and Financial Condition.

     On October 29, 2003, I-Flow Corporation issued a press release announcing its financial results for the third quarter ended September 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. On October 29, 2003, I-Flow Corporation held its earnings conference call regarding those financial results. A copy of the transcript of the conference call is attached hereto as Exhibit 99.2 and incorporated by reference herein. The conference call was pre-announced and was available to the public through live webcast. A replay of the conference call be accessed from the Company’s Investor Relations Home Page at www.IFLO.com.

     The information in this Form 8-K and the exhibit attached hereto and incorporated herein shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:November 3, 2003	I-FLOW CORPORATION

	By:	/s/ James R. Talevich

James R. Talevich Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release (furnished pursuant to Item 12 of Form 8-K)
99.2	Transcript of Conference Call (furnished pursuant to Item 12 of Form 8-K)